EXHIBIT 10.2

FIRST AMENDMENT TO THE LICENCE AND DISTRIBUTION AGREEMENT

BETWEEN

(1)
Sona Mobile Inc. (EIN 20 – 0375677) and Sona Innovations, Inc. (BN 86762 2441), whose registered offices are at 39th Floor, 245 Park Avenue, New York, NY 10167 (collectively "Sona Group ")

Tel:           + 1 702 243 7662
Fax:           + 1 702 243 7602
Email:       kim.stein@sonamobile.com

AND
(2)
eBet Limited (ABN 59 059 210 774), eBet Gaming Systems Pty. Ltd. (ABN 50 086 218 832) and eBet Systems Pty. Ltd. (ACN 088 033 121) whose registered offices are at Unit 13, 112-118 Talavera Road, Macquarie Park, NSW 2113 Australia (collectively, the “eBet Companies”)

Tel:           + 61 2 8817 4702
Fax:           + 61 2 8817 4770
Email:       ttoohey@ebetonline.com

The Parties hereby enter into this First Amendment

Signed, sealed and delivered by Sona Mobile Inc.:		/s/ KIM STEIN
Date:	August 21, 2008	Authorised Signatory

Signed, sealed and delivered by Sona Innovations, Inc.:		/s/ STEPHEN FELLOWS
Date:	August 21, 2008	Authorised Signatory

Signed, sealed and delivered by eBet Limited		/s/ ANTHONY TOOHEY
Director
Date:	August 22, 2008	/s/ IAN JAMES
Director

Signed, sealed and delivered by eBet Gaming Systems Pty. Ltd.		/s/ ANTHONY TOOHEY
Director
Date:	August 22, 2008	/s/ IAN JAMES
Director

Signed, sealed and delivered by eBet Systems Pty. Ltd.		/s/ ANTHONY TOOHEY
Director
Date:	August 22 2008	/s/ IAN JAMES
Director

INTRODUCTION

A.
The Parties desire to enter into this first amendment (“First Amendment”) to the Licence and Distribution Agreement between Sona Mobile, Inc and Sona Innovations, Inc. and eBet Limited, eBet Gaming Systems Pty. Ltd. and eBet Systems Pty. Ltd., dated August 17, 2008 (the “Licence Agreement”) to allow additional time to complete the Master Services Agreement.

B.
It was the intent of the Parties to have a completed and executed Master Services Agreement between eBet Services Pty. Limited (ACN 132 670 485) of Australia and  eBet limited (ACN 056 210 774) and Sona Mobile Holdings Corp. (EIN 95-3087593) of the USA (the “Master Services Agreement”) no later than the Closing Date as defined under the Licence Agreement as on or before 22 August 2008.

C.	This First Amendment sets out the terms and conditions of the agreements between the Parties.

NOW THEREFORE, in consideration of the mutual agreement of the Parties contained in this Amendment, and for good and other valuable consideration, the receipt and sufficiency of which is acknowledged, the Parties agree as follows:

1.	All capitalised terms used within this First Amendment shall be as those terms are defined under the Licence Agreement unless otherwise defined within this First Amendment.

2.	Where there is a conflict between this First Amendment and the Licence Agreement, this First Amendment shall govern between the Parties.

3.	The Parties acknowledge and agree that the Closing Date as defined in Section 1.1 of the License Agreement is hereby defined as; “on or before 25 August 2008.”

4.
The Parties agree that all other clauses, terms, provisions, covenants and conditions of the Licence Agreement shall remain in full force and effect and are not otherwise altered by this First Amendment.

5.
This First Amendment may be executed in counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.  Delivery of an executed counterpart of a signature page of this First Amendment or any document or instrument delivered in connection herewith by telecopy or electronic portable document format (delivered by electronic mail) shall be as effective as delivery of a manually executed counterpart of this First Amendment or such other document or instrument as applicable. The electronic copies so signed will constitute originally signed copies of the same consent requiring no further execution.